http://www.mitel.com

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) JULY 28, 2000

                                MITEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            CANADA                         1-8139                   NONE
-------------------------------     ---------------------    -------------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 350 Legget Drive
                  P.O. Box 13089
              Kanata, Ontario, Canada              K2K 2W7
              -----------------------        -------------------
               (Address of principal            (Postal Code)
                executive offices)

       Registrant's telephone number, including area code: (613) 592-2122

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

      (All amounts reported are in millions of Canadian dollars, unless otherwise noted).

      On July 28, 2000, Mitel Corporation ("Mitel" or the "Company") completed the acquisition of Vertex Networks, Incorporated ("Vertex"). The Company previously announced on June 6, 2000 that it had entered into an agreement to acquire 100 percent of the outstanding stock of privately-held Vertex, for total consideration of 11 million common shares to be newly issued by Mitel (the "Acquisition Shares"). The fair value of the consideration was approximately $300 based on the fair value of the Company's common shares near the effective date of acquisition. The transaction was effected through a merger of a newly formed U.S. subsidiary of Mitel into Vertex.

      The Company qualified for an exemption from registration of the Acquisition Shares pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the "Act"), by obtaining a permit under Section 25121 of the California Corporate Securities Law of 1968, as amended.

      The acquisition will be accounted for by the purchase method with Vertex's results from operations included in the consolidated accounts of the Company from the date of acquisition, July 28, 2000. In accordance with such method, there may be adjustments to the actual cost of the purchase with respect to incremental costs directly associated with the acquisition.

      Vertex is a fabless semiconductor company providing high-performance network packet processing, switching and routing silicon solutions for the enterprise and WAN access markets. Vertex provides integrated circuits for Layer 3 IP routing switches and developing chipsets, reference designs, and software for intelligent packet switching applications. Vertex's products encompass Quality of Service ("QoS")-enabled IP switching for enterprise communications, wide area network ("WAN") traffic concentration, and fiber to the home ("FTTH") markets. Vertex, which was founded in 1995, is based in Irvine, California, United States, and has design centers in San Jose, California, and Taiwan. The Company intends to continue operating these design centers for the same purposes as prior to the acquisition. Vertex employed approximately 75 people at June 30, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      Due to the difficulty in preparing the required financial information in a timely manner, the registrant is exercising the right to a 60-day extension from the due date (August 12, 2000) of this Form 8-K in order to file the Item 7 financial statement information, pursuant to the rules and regulations promulgated by the Securities and Exchange Commission. The Company expects that the financial information required under Item 7 will be filed under cover of Form 8-KA on or before October 11, 2000.

      (a)   Financial Statements of Business Acquired.

            (1) Balance Sheet for Vertex Networks, Incorporated as of March 31, 2000 and the Related Statements of Operations and Comprehensive Loss, Stockholders' Equity, and Cash Flows for the Year Ended March 31, 2000 and Independent Auditors' Report. To be filed no later than October 11, 2000.

            (2) Balance Sheet (unaudited) for Vertex Networks, Incorporated as of June 30, 2000 and the Related Statements (unaudited) of Operations and Comprehensive Loss,


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                  Stockholders'  Equity,  and Cash Flows for the  Quarter  Ended
                  June 30, 2000. To be filed no later than October 11, 2000.

      (b)   Pro Forma Financial Information.

            (1)   Mitel  Corporation  Pro Forma Condensed  Consolidated  Balance
                  Sheet (unaudited) as at June 30, 2000. To be filed no later than October 11, 2000.

            (2) Mitel Corporation Pro Forma Condensed Consolidated Statement of Income (unaudited) for the year ended March 31, 2000. To be filed no later than October 11, 2000.

            (3) Mitel Corporation Pro Forma Condensed Consolidated Statement of Income (unaudited) for the three months ended June 30, 2000. To be filed no later than October 11, 2000.

            (4) Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited). To be filed no later than October 11, 2000.

      (c)   Exhibits.

            (1) Exhibit 2.1 Agreement and Plan of Reorganization and Merger by and among Mitel Corporation, U.S. Acquisition Corporation and Vertex Networks, Incorporated ("Vertex"), dated as of June 6, 2000 (the "Merger Agreement") (incorporated by reference to
                  Exhibit 2.1 to the Company's Form 8-K, Item 7 (c), dated June 5, 2000). Except for the Escrow Agreement and Restricted Stock Agreement listed below as Exhibits 2.2 and 2.3, respectively, the following exhibits to the Merger Agreement have been omitted. The Company will furnish supplementally a copy of any omitted exhibit to the Commission upon request.

            Omitted exhibits:

                  Exhibit A    Form of  Merger Agreement

                  Exhibit C    2000 Financial Statements

                  Exhibit D    Form of Written Consent and Agreement

                  Exhibit E    Form of Purchaser/Acquisition Corp. Tax
                               Representation Letter

                  Exhibit F-1  Form of Employment Agreement (Founders)

                  Exhibit F-2  Form of Employment Agreement (Non Founders)

                  Exhibit G-1  Form of Noncompetition Agreement (Founders)

                  Exhibit G-2  Form of Noncompetition Agreement (Non Founders)

                  Exhibit H-1  Form of Lock Up Agreement

                  Exhibit H-2  Form of Lock Up Agreement (Designated Employees)

                  Exhibit I    Form of Voting Agreement

                  Exhibit J    Form of Affiliate Agreement


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                  Exhibit L    Form of Opinion of Counsel to the Company

                  Exhibit M    Form of Shareholder Letter

                  Exhibit N    Form of FIRPTA Notification Letter

                  Exhibit O    Form of Opinion of Counsel to Purchaser

            (2) Exhibit 2.2 Form of Escrow Agreement to be executed and delivered by the Company, the Shareholder Representatives (as defined in the Merger Agreement) and the Escrow Agent named therein (incorporated by reference to Exhibit 2.2 to the Company's Form 8-K, Item 7 (c), dated June 5, 2000).

            (3) Exhibit 2.3 Form of Restricted Stock Agreement to be executed and delivered by the Company and certain holders of capital stock of Vertex (incorporated by reference to Exhibit 2.3 to the Company's Form 8-K, Item 7 (c), dated June 5, 2000).

            (4) Exhibit 99.1 Press Release, dated June 6, 2000 relating to transaction with Vertex (incorporated by reference to Exhibit
                  99.1 to the  Company's  Form 8-K,  Item 7 (c),  dated  June 5,
                  2000).

            (5) Exhibit 99.2 Press release, dated July 28, 2000 relating to completion of the Vertex acquisition.

            (6) Consent of Independent Auditors. To be filed no later than October 11, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MITEL CORPORATION
                                        (Registrant)

Date August 10, 2000                   Jean-Jacques Carrier
                                       ------------------------------
                                       Jean-Jacques Carrier
                                       Senior Vice President, Finance
                                       and Chief Financial Officer


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